1995 DEFERRED COMPENSATION PLAN OF
            APL LIMITED:  PURE EXCESS DEFERRAL PLAN


     SECTION 1.     ESTABLISHMENT AND PURPOSE.

     The 1995 Deferred Compensation Plan was adoed by the Board on December 9, 1994, effective as of January
1, 1995. The 1995 Deferred Compensation Plan was amended, effective November 9, 1996, to form two plans:
the 1995 Deferred Compensation Plan of APL Limited:
Pure Excess Deferral Plan (the "Plan") and the 1995
Deferred Compensation Plan of APL Limited: Regular
Deferral Plan (the "Regular Deferral Plan"). This document constitutes the Plan, as adopted. The Plan is intended to provide Executives with an opportunity to defer a portion of their salaries. The Plan is also intended to provide High-Paid Employees with an oppor tunity to defer a portion of their salaries in excess of the Compensation Limit imposed by the Code on the SMART Plan. The Plan provides for matching contribu tions by the Company. It is expected that the Plan will assist the Company in attracting and retaining employees of outstanding achievement and ability.

     The Plan shall be administered and operated in accordance with the provisions of the Regular Deferral
Plan, and capitalized terms in this Plan shall have the same meaning as in the Regular Deferral Plan, except to the extent provided in this document.

     SECTION 2.     DEFINITIONS.

     Except as follows, the terms of Section 2 of this Plan are the same as the terms of Section 2 of the Regular Deferral Plan:

     (a)  "Plan" means this 1995 Deferred Compensation
Plan of APL Limited: Pure Excess Deferral Plan, as amended from time to time.

     (b)  "Regular Deferral Plan" means the 1995
Deferred Compensation Plan of APL Limited: Regular
Deferral Plan, as amended from time to time.

     SECTION 3.  ELIGIBILITY.

     The terms of Section 3 of this Plan are the same as the terms of Section 3 of the Regular Deferral Plan.

     SECTION 4.     ELECTION TO PARTICIPATE IN PLAN.

     The terms of Section 4 of this Plan are the same as the terms of Section 4 of the Regular Deferral Plan, except that no deferrals of Bonus Awards may be made under this Plan and a deferral from Base Salary may be made under this Plan only in accordance with the following sentence. Deferrals from Base Salary made pursuant to the provisions of Section 4 of the Regular
Deferral Plan shall be deemed made under this Plan, and not the Regular Deferral Plan, to the extent that such deferrals come from Base Salary in excess of the Compensation Limit but not in excess of the maximum deferral percentage permitted under the terms of the SMART Plan. (For 1995 and 1996, such SMART Plan maximum deferral percentage is 12%.) No other deferrals from Base Salary may be made under this Plan.

     SECTION 5.     MATCHING CONTRIBUTIONS.

     The terms of Section 5 of this Plan are the same as the terms of Section 5 of the Regular Deferral Plan, except that a matching contribution shall be credited under this Plan only in accordance with the following sentence. A matching contribution credited pursuant to the provisions of Section 5 of the Regular Deferral
Plan shall be credited under this Plan, and not under the Regular Deferral Plan, to the extent that such matching contribution relates to deferrals from Base
Salary in excess of the Compensation Limit. No other matching contributions shall be credited under this Plan.

     SECTION 6.  DEFERRAL ACCOUNTS.

     The terms of Section 6 of this Plan are the same as the terms of Section 6 of the Regular Deferral Plan, except that no amount shall be credited to a Deferral
Account under this Plan with respect to the deferral of Bonus Awards.

     SECTION 7.     INTEREST CREDITS AND DISTRIBUTION
EVENTS.

     The terms of Section 7 of this Plan are the same as the terms of Section 7 of the Regular Deferral Plan.

     SECTION 8.     FORM AND TIME OF PAYMENT OF
ACCOUNTS.

     The terms of Section 8 of this Plan are the same as the terms of Section 8 of the Regular Deferral Plan, except that the reference in Subsection (c) to the "Pure Excess Deferral Plan" shall read in this Plan as a reference to the "Regular Deferral Plan."

     SECTION 9.     NONASSIGNABILITY OF INTERESTS.

     The terms of Section 9 of this Plan are the same as the terms of Section 9 of the Regular Deferral Plan.

     SECTION 10.    LIMITATION OF RIGHTS.

     The terms of Section 10 of this Plan are the same as the terms of Section 10 of the Regular Deferral
Plan, except that references to the deferral of Bonus
Awards are inapplicable to this Plan.

     SECTION 11.    ADMINISTRATION OF THE PLAN.

     The terms of Section 11 of this Plan are the same as the terms of Section 11 of the Regular Deferral
Plan.

     SECTION 12.    CLAIMS AND INQUIRIES.

     The terms of Section 12 of this Plan are the same as the terms of Section 12 of the Regular Deferral
Plan.

     SECTION 13.    AMENDMENT OR TERMINATION OF THE
PLAN.

     The terms of Section 13 of this Plan are the same as the terms of Section 13 of the Regular Deferral
Plan.

     SECTION 14.    CHOICE OF LAW.

     The terms of Section 14 of this Plan are the same as the terms of Section 14 of the Regular Deferral
Plan.

     SECTION 15.    EXECUTION.

     To record the adoption of the Plan, the Company has caused its duly authorized officer to affix the corporate name hereto.


                                  APL LIMITED

                                  By: /s/Timothy J. Windle

                                  Its: Assistant Secretary